UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2010

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

956 Beachland Blvd., Suite 11 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2010 Annual Meeting of Stockholders at 8:00 a.m. on June 24, 2010 for the purpose of electing nine directors and ratifying the appointment of Eisner LLP as its independent registered certified public accountants. For more information on the proposals described below, please refer to ARMOUR’s proxy statement dated May 27, 2010. As of the record date, there were a total of 2,304,054 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 2,057,673 shares of common stock, or approximately 89.3%, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 - Election of Directors

The nine nominees proposed by the Board of Directors were elected to serve as a director until our Annual Meeting of Stockholders to be held in 2011 and until his successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	1,089,530	33,261	934,846

Jeffrey J. Zimmer	1,089,130	33,661	934,846

Daniel C. Staton	1,089,630	33,161	934,846

Marc H. Bell	1,089,230	33,561	934,846

Thomas K. Guba	1,090,429	31,362	934,846

John P. Hollihan III	1,090,829	31,962	934,846

Stuart J. Paperin	1,089,929	31,862	934,846

Jordan Zimmerman	1,090,829	31,962	934,846

Robert C. Hain	1,090,829	31,962	934,846

Proposal 2 - Ratification of Selection of Independent Auditors

Stockholders ratified the appointment of Eisner LLP as ARMOUR's independent registered certified public accountants for the fiscal year ending December 31, 2010. The proposal received the following final voting results: 2,052,141 FOR, 5,532 AGAINST, and 0 ABSTENTIONS.

Item 7.01.

Regulation FD Disclosure

On June 24, 2010, we announced the results of our 2010 Annual Meeting of Stockholders held on June 24, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 24, 2010, issued by ARMOUR announcing the final voting results of the 2010 Annual Meeting of Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2010

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Vice Chairman

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 24, 2010, issued by ARMOUR announcing the final voting results of the 2010 Annual Meeting of Stockholders